EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 21, 2006, Centennial Communications Corp. ("Centennial") entered into a definitive agreement to sell its wholly owned subsidiary, Centennial Dominicana, to Trilogy International Partners for approximately $83 million in cash. The transaction closed on March 13, 2007. The disposition has been accounted for by Centennial as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of Centennial after giving effect to the sale of its wholly owned subsidiary, Centennial Dominicana, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of Centennial Dominicana by Centennial as if it had occurred on June 1, 2003 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal of Centennial Dominicana by Centennial as if it had occurred on November 30, 2006. The unaudited pro forma condensed consolidated financial statements were derived by adjusting the historical financial statements of Centennial for the removal of assets, liabilities, revenues and expenses associated with Centennial Dominicana and the pro forma adjustments described in the footnotes.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2006, filed on August 10, 2006 and the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2006 filed on January 4, 2007.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations that would have actually been reported had the disposition occurred on June 1, 2003 for consolidated statement of operation purposes and as of November 30, 2006 for consolidated balance sheet purposes, nor is it necessarily indicative of Centennial's future consolidated financial position or consolidated results of operations. The unaudited pro forma condensed consolidated financial statements are based upon estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for the purposes of developing this pro forma information.

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Dollar amounts in thousands)

	As of November 30, 2006

	Centennial
	Communications	Centennial	Pro Forma
	Corp.	Dominicana	Adjustments		Pro Forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$106,702	$(3,345)	$83,298	(a)	$184,825
			(1,830)	(b)
Accounts receivable, net	101,887	(10,862)			91,025
Inventory — phones and accessories, net	34,273	(563)			33,710
Prepaid expenses and other current assets	28,437	(1,710)			26,727

TOTAL CURRENT ASSETS	271,299	(16,480)	81,468		336,287
PROPERTY, PLANT AND EQUIPMENT, net	627,298	(69,413)			557,885
EQUITY INVESTMENTS, net	2,284				2,284
DEBT ISSUANCE COSTS, less accumulated amortization of $19,461	47,528				47,528
U.S. WIRELESS LICENSES	398,778				398,778
CARIBBEAN WIRELESS LICENSES, net	67,992	(13,833)			54,159
GOODWILL	30,204	(26,017)			4,187
TRANSMISSION AND CONNECTING RIGHTS, net	610	(610)
CABLE FACILITY, net	3,610				3,610
OTHER ASSETS, net	4,670	(283)			4,387

TOTAL ASSETS	$1,454,273	$(126,636)	$81,468		$1,409,105

CURRENT LIABILITIES:
Accounts payable	29,356	(3,728)	891	(c)	26,519
Accrued expenses and other current liabilities	205,958	(9,392)	3,900	(h)	200,466
Payable to affiliates	125				125

TOTAL CURRENT LIABILITIES	235,439	(13,120)	4,791		227,110
LONG-TERM DEBT	2,140,337				2,140,337
DEFERRED FEDERAL INCOME TAXES	121,601				121,601
OTHER LIABILITIES	17,131	(1,755)			15,376
MINORITY INTEREST IN SUBSIDIARIES	3,671				3,671
STOCKHOLDERS’ DEFICIT:
Common stock	1,056				1,056
Additional paid-in capital	10,661				10,661
Accumulated deficit	(1,075,407)	(111,761)	111,761	(e)	(1,110,491)
			(891)	(c)
			(30,293)	(f)
			(3,900)	(h)

Accumulated other comprehensive income	861				861

	(1,062,829)	(111,761)	76,677		(1,097,913)
Less: Cost of 70,503 common shares in treasury	(1,077)				(1,077)

TOTAL STOCKHOLDERS’ DEFICIT	(1,063,906)	(111,761)	76,677		(1,098,990)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,454,273	$(126,636)	$81,468		$1,409,105

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollar amounts in thousands, except per share amounts)

	Six Months Ended November 30, 2006

	Centennial
	Communications	Centennial	Pro Forma
	Corp.	Dominicana	Adjustments		Pro Forma

REVENUE:
Service revenue	463,882	(36,633)	2,530	(d)	429,779
Equipment sales	25,626	(802)			24,824

	489,508	(37,435)	2,530		454,603
COSTS AND EXPENSES:
Cost of services (exclusive of depreciation and amortization shown below)	102,454	(17,475)	1,762	(d)	86,741
Cost of equipment sold	63,922	(2,827)			61,095
Sales and marketing	52,720	(5,927)			46,793
General and administrative	90,588	(8,423)	1,756	(d)	84,689
			768	(d)
Depreciation and amortization	72,045	(7,132)			64,913
Loss on disposition of assets	552	(259)			293

	382,281	(42,043)	4,286		344,524
OPERATING INCOME (LOSS)	107,227	4,608	(1,756)		110,079
INTEREST EXPENSE, NET	(102,398)	(5)			(102,403)
OTHER (EXPENSE) INCOME	(113)	113

NET INCOME BEFORE INCOME TAX BENEFIT (EXPENSE), MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	4,716	4,716	(1,756)		7,676
INCOME TAX (EXPENSE) BENEFIT	(8,468)	(40)	1,475	(g)	(7,033)

NET (LOSS) INCOME BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	(3,752)	4,676	(281)		643
MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(441)				(441)
INCOME FROM EQUITY INVESTMENTS	546				546

NET LOSS	(3,647)	4,676	(281)		748

EARNINGS PER SHARE:
BASIC
NET (LOSS) INCOME PER SHARE	(0.03)				0.01

DILUTED
NET (LOSS) INCOME PER SHARE	(0.03)				0.01

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE SIX MONTHS ENDED NOVEMBER 30, 2006 (IN THOUSANDS):
Basic	105,309				105,309
Diluted	107,363				107,363

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollar amounts in thousands, except per share amounts)

	Fiscal Year Ended May 31, 2006

	Centennial
	Communications	Centennial	Pro Forma
	Corp.	Dominicana	Adjustments		Pro Forma

REVENUE:
Service revenue	905,686	(82,767)	3,330	(d)	826,249
Equipment sales	40,042	(1,210)			38,832

	945,728	(83,977)	3,330		865,081
COSTS AND EXPENSES:
Cost of services (exclusive of depreciation and amortization shown below)	200,159	(42,523)	2,358	(d)	159,994
Cost of equipment sold	112,806	(6,222)			106,584
Sales and marketing	101,657	(11,416)			90,241
General and administrative	188,369	(17,110)	4,389	(d)	176,620
			972	(d)
Depreciation and amortization	134,469	(13,940)			120,529
Gain on disposition of assets	(278)	(54)			(332)

	737,182	(91,265)	7,719		653,636
OPERATING INCOME	208,546	7,288	(4,389)		211,445
INTEREST EXPENSE, NET	(163,667)				(163,667)
LOSS ON EXTINGUISHMENT OF DEBT	(750)	(13)			(763)
OTHER (EXPENSE) INCOME	(731)	731

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX BENEFIT (EXPENSE), MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	43,398	8,006	(4,389)		47,015
INCOME TAX (EXPENSE) BENEFIT	(23,518)	-	3,322	(g)	(20,196)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	19,880	8,006	(1,067)		26,819
MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(784)				(784)
INCOME FROM EQUITY INVESTMENTS	1,083				1,083

INCOME FROM CONTINUING OPERATIONS	20,179	8,006	(1,067)		27,118

EARNINGS PER SHARE:
BASIC
EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.19				0.26

DILUTED
EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.19				0.25

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE FISCAL YEAR ENDED MAY 31, 2006 (IN THOUSANDS):
Basic	104,644				104,644
Diluted	107,318				107,318

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollar amounts in thousands, except per share amounts)

	Fiscal Year Ended May 31, 2005

	Centennial
	Communications	Centennial	Pro Forma
	Corp.	Dominicana	Adjustments		Pro Forma

REVENUE:
Service revenue	852,869	(77,793)	3,196	(d)	778,272
Equipment sales	29,558	(1,394)			28,164

	882,427	(79,187)	3,196		806,436
COSTS AND EXPENSES:
Cost of services (exclusive of depreciation and amortization shown below)	166,050	(38,993)	2,889	(d)	129,946
Cost of equipment sold	94,331	(4,636)			89,695
Sales and marketing	95,977	(12,251)			83,726
General and administrative	159,708	(14,228)	2,553	(d)	148,340
			307	(d)
Depreciation and amortization	202,053	(9,873)			192,180
Gain on disposition of assets	(14,462)	(5)			(14,467)

	703,657	(79,986)	5,749		629,420
OPERATING INCOME	178,770	799	(2,553)		177,016
INTEREST EXPENSE, NET	(145,041)	(24)			(145,065)
LOSS ON EXTINGUISHMENT OF DEBT	(9,052)				(9,052)
OTHER (EXPENSE) INCOME	(2,500)	2,500

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX BENEFIT (EXPENSE), MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	22,177	3,275	(2,553)		22,899
INCOME TAX (EXPENSE) BENEFIT	(2,154)	1,177	2,073	(g)	1,096

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	20,023	4,452	(480)		23,995
MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(934)				(934)
INCOME FROM EQUITY INVESTMENTS	540				540

INCOME FROM CONTINUING OPERATIONS	19,629	4,452	(480)		23,601

EARNINGS PER SHARE:
BASIC
EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.19				0.23

DILUTED
EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.19				0.22

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE FISCAL YEAR ENDED MAY 31, 2005 (IN THOUSANDS):
Basic	103,477				103,477
Diluted	105,217				105,217

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollar amounts in thousands, except per share amounts)

	Fiscal Year Ended May 31, 2004

	Centennial
	Communications	Centennial	Pro Forma
	Corp.	Dominicana	Adjustments		Pro Forma

REVENUE:
Service revenue	749,790	(53,315)	4,077	(d)	700,552
Equipment sales	30,978	(1,488)	20	(d)	29,510

	780,768	(54,803)	4,097		730,062
COSTS AND EXPENSES:
Cost of services (exclusive of depreciation and amortization shown below)	143,189	(29,359)	4,077	(d)	117,907
Cost of equipment sold	86,071	(4,351)	20	(d)	81,740
Sales and marketing	88,960	(7,427)			81,533
General and administrative	148,610	(9,423)	2,126	(d)	141,313

Depreciation and amortization	118,124	(15,156)			102,968
Loss on disposition of assets	641				641

	585,595	(65,716)	6,223		526,102
OPERATING INCOME	195,173	10,913	(2,126)		203,960
INTEREST EXPENSE, NET	(162,922)	(46)			(162,968)
LOSS ON EXTINGUISHMENT OF DEBT	(39,176)				(39,176)
OTHER INCOME (EXPENSE)	36	(38)			(2)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX BENEFIT (EXPENSE), MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	(6,889)	10,829	(2,126)		1,814
INCOME TAX (EXPENSE) BENEFIT	(9,585)	815	1,462	(g)	(7,308)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES AND INCOME FROM EQUITY INVESTMENTS	(16,474)	11,644	(664)		(5,494)
MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(627)				(627)
INCOME FROM EQUITY INVESTMENTS	143				143

(LOSS) INCOME FROM CONTINUING OPERATIONS	(16,958)	11,644	(664)		(5,978)

EARNINGS PER SHARE:
BASIC
LOSS PER SHARE FROM CONTINUING OPERATIONS	(0.17)				(0.06)

DILUTED
LOSS PER SHARE FROM CONTINUING OPERATIONS	(0.17)				(0.06)

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE FISCAL YEAR ENDED MAY 31, 2004 (IN THOUSANDS):
Basic	99,937				99,937
Diluted	99,937				99,937

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Note 1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed financial statements of Centennial and Centennial Dominicana have been prepared based on the historical consolidated balance sheets of Centennial and Centennial Dominicana as of November 30, 2006 and the historical consolidated statements of operations for Centennial and Centennial Dominicana for the six months ended November 30, 2006 and for the fiscal years ended May 31, 2006, 2005 and 2004, after giving effect to the adjustments and assumptions described below.

Centennial and Centennial Dominicana employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of Centennial and Centennial Dominicana have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents Centennial’s assets, liabilities and expenses that will not be divested of in the sale of Centennial Dominicana. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

Note 2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the divestiture was completed on November 30, 2006 for consolidated balance sheet purposes and as of June 1, 2003 for consolidated statement of operations purposes and reflect the following pro forma adjustments:

(a) To reflect sale consideration of $83.3 million cash.

(b) To reflect the $1.8 million in estimated direct expenses of the transaction including legal, accounting, financial advisory and other professional fees.

(c) To adjust for liabilities of Centennial Dominicana that will remain with Centennial.

(d) To adjust for inter-company revenue and expenses, and expenses that were allocated to Centennial Dominicana, which would have been incurred by Centennial whether or not Centennial Dominicana was a subsidiary of Centennial and are expected to continue to be incurred.

(e) To eliminate Centennial Dominicana’s equity from consolidated equity as a result of the disposition.

EXHIBIT 99.2

CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS — (Continued)

(f) To record the net loss before income tax expense as a result of the disposition.

Total consideration	$83,298
Transaction costs	1,830

Net total proceeds	81,468
Net assets sold	111,761

Pro forma net loss before income tax expense	30,293

Income tax expense	3,900(h)
Pro forma net loss	34,193

(g)	To record the tax effect on the corporate overhead allocation adjustment resulting from the disposition of Centennial Dominicana.

(h)

To record income tax due to the Dominican Republic as a result of the disposition of Centennial Dominicana, net of United State tax benefit. No tax benefit has been recognized on the benefit resulting from the capital loss, as management does not believe that realization of that benefit is more likely than not.

Note 3.	Unaudited Pro Forma Earnings Per Share Data

Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of Centennial for the six months ended November 30, 2006 and for the fiscal years ended May 31, 2006, 2005 and 2004. As the pro forma condensed consolidated statements of operations for the fiscal year ended May 31, 2004 shows a net loss, weighted average basic and diluted shares are the same.